UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 04616)

Exact name of registrant as specified in charter: Putnam High Yield Advantage Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: November 30, 2006

Date of reporting period: December 1, 2005—November 30, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam High Yield Advantage Fund

11|30|06

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes
Putnam different?

A time-honored tradition in
money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right
for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
High Yield
Advantage Fund

11| 30| 06

Annual Report

Message from the Trustees	1
About the fund	2
Report from the fund managers	5
Performance	9
Expenses	11
Portfolio turnover	13
Risk	13
Your fund’s management	14
Terms and definitions	16
Trustee approval of management contract	17
Other information for shareholders	20
Financial statements	21
Federal tax information	45
About the Trustees	46
Officers	50

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

Looking back on the last few months of 2006, it appears that certain sectors of the economy may have slowed somewhat. The impact of declines in the housing sector and slower auto sales has spread to suppliers, and cautious manufacturers have curtailed production as a result. We consequently consider slower job growth and perhaps a rise in the unemployment rate as possible developments for 2007. On the other hand, since the Federal Reserve (the Fed) stopped raising interest rates, financial markets have begun to adjust in a way that may help revive the economy. Stock prices have moved higher, bond yields have moved down, and the dollar has declined somewhat against foreign currencies. With the benefit of this financial cushion, the new year could also bring the potential for a renewed economic expansion.

We would like to take this opportunity to announce that a new independent Trustee, Kenneth R. Leibler, has joined your fund’s Board of Trustees. Mr. Leibler has had a distinguished career as a leader in the investment management industry. He is the founding Chairman of the Boston Options Exchange, the nation’s newest electronic marketplace for the trading of derivative securities. He currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston; a lead director of Ruder Finn Group, a global communications and advertising firm; and a director of the Optimum Funds group.

We would also like to announce the retirement of one of your fund’s Trustees, John Mullin, an independent Trustee of the Putnam funds since 1997. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended November 30, 2006, and provide their outlook for the months ahead. We thank you for your support of the Putnam funds in 2006 and extend our best wishes for a happy and prosperous 2007.

Respectfully yours,

Putnam High Yield Advantage Fund:
seeking high current income and capital growth

Unlike most types of fixed-income investments, high-yield bond performance is more dependent on the performance of the companies that issue the bonds than on interest rates. For this reason, distinguishing between opportunities and potential pitfalls requires a rigorous investment process. With Putnam High Yield Advantage Fund, this process is highlighted by exhaustive research, investment diversification, and timely portfolio adjustments.

Because of the risks of high-yield bond investing, in-depth credit research is essential. The fund’s research team — more than 20 professionals, including analysts who specialize by industry — visits with the management of issuing companies and analyzes each company’s prospects. The team then compares this information to the bond’s potential upside or downside before deciding whether it is an appropriate investment for the fund.

The fund’s portfolio typically consists of a broad range of industries and companies. Holdings are diversified across industry sectors and among bonds with differing credit ratings. While the fund invests primarily in the bonds of U.S. companies, its diversified approach allows it to include foreign bonds as well. Among these securities, investments in emerging-market bonds may be used to enhance the fund’s appreciation potential. Although diversification does not ensure a profit or protect against a loss and it is possible to lose money in a diversified portfolio, the fund’s diversification can help reduce the volatility that typically comes with higher-risk investments.

As the bond markets shift over time, the fund’s management looks for ways to capitalize on developments that affect fixed-income securities in general and high-yield bonds in particular. For example, when credit spreads are wide and expected to tighten, the fund may pursue the higher income potential offered by lower-quality issues. On the other hand, when credit spreads are narrow — that is, when the difference in yield between higher- and lower-rated bonds of comparable maturities is small — the fund may shift its emphasis to higher-quality high-yield bonds.

Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

What makes a bond
“high yield”?

High-yield bonds are fixed-income investments typically issued by companies that lack an established earnings track record or a solid credit history. In general, high-yield bonds offer higher interest rates than investment-grade bonds to compensate for their increased risk. Because of this added risk, these bonds are rated below investment grade by an independent rating agency (for example, the lowest Moody’s Investors Service rating of investment-grade bonds is Baa). The lower the rating, the greater the possibility that a bond’s issuer will be unable to make interest payments or repay the principal.

BOND RATINGS

Moody’s	Grade

Aaa	Investment

Aa	Investment

Baa	Investment

Ba, B	High yield

Caa/Ca	High yield

C	High yield

High-yield bonds have historically offered greater return
potential than investment-grade bonds.

Putnam High Yield Advantage Fund seeks high current income and, as a secondary objective, capital growth, by investing in a diversified portfolio of high-yield bonds that includes a broad range of industries and issuers. The fund is designed for investors who seek high income and are willing to accept the added risks of investing in below-investment-grade bonds.

Highlights

• For the 12 months ended November 30, 2006, Putnam High Yield Advantage Fund’s class A shares had a total return of 11.71% without sales charges.

• The fund’s benchmark, the JPMorgan Developed High Yield Index, returned 11.32% .

• The average return for the fund’s Lipper category, High Current Yield Funds, was 9.79% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 9.

Performance

Total return for class A shares for periods ended 11/30/06

Since the fund’s inception (3/25/86), average annual return is 7.87% at NAV and 7.67% at POP.

	Average annual return		Cumulative return

	NAV	POP	NAV	POP

10 years	5.20%	4.79%	66.00%	59.70%

5 years	10.02	9.17	61.20	55.09

3 years	9.29	7.90	30.54	25.63

1 year	11.71	7.57	11.71	7.57

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at POP reflect a sales charge of 3.75% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply.

Report from the fund managers

The year in review

During the 12 months ended November 30, 2006, Putnam High Yield Advantage Fund outperformed both its benchmark, the JPMorgan Developed High Yield Index, and the average for its Lipper peer group, based on results at net asset value (NAV, or without sales charges). We attribute these results to successful security selection within the information technology, energy, and consumer products sectors, and to our decision to overweight the portfolio in the latter two sectors, relative to the benchmark. On the downside, the fund’s relative performance was held back by its underweight position in the utilities sector and by our avoidance of several distressed securities that recovered from very low price levels to perform well for the year.

Market overview

The high-yield bond market enjoyed a strong run during your fund’s fiscal year, driven by a rally in its lower-quality tiers as well as by solid fundamentals, particularly the historically low default rate. Steady economic growth and supportive capital markets were conducive to healthy corporate earnings that helped firms generate reliable cash flow and keep the default rate down. During the past 12 months, the default rate was 1.8%, down from a peak of 9.4% at the beginning of 2002 and well below the historical average of 4.3% . Additionally, recovery rates on defaulted securities were at 25-year highs. Buoyant merger-and-acquisitions activity enhanced the market’s liquidity, and enabled some high-yield companies, when acquired, to ascend to investment-grade status. While a robust environment for leveraged buyouts posed some threat to high-yield bondholders as companies took on added debt, covenants governing corporate activities provided a measure of protection.

Easy access to capital helped support high-yield bonds, as did favorable market technicals, or supply-and-demand factors. Although new bond issuance reached record levels, this added supply was outpaced by very strong

Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 11/30/06.

Bonds

JPMorgan Developed High Yield Index
(high-yield corporate bonds)	11.32%

Lehman Aggregate Bond Index
(broad bond market)	5.94%

Lehman GNMA Index
(Government National Mortgage Association bonds)	6.05%

Citigroup World Government Bond Index
(global government bonds)	9.35%

Equities

S&P 500 Index
(broad stock market)	14.23%

Russell 2000 Index
(small-company stocks)	17.43%

MSCI EAFE Index
(international stocks)	28.20%

demand, causing prices for high-yield bonds to generally rise. Against a benign backdrop of subdued volatility and positive financial conditions, investors felt comfortable taking on additional risk in exchange for higher potential returns. This increased risk tolerance caused the lowest-quality tiers of the market — particularly distressed and defaulted securities — to outperform significantly. Some of the largest components of the benchmark index —including bonds issued by General Motors, Ford Motor Company, and Charter Communications — appreciated substantially as a result.

Strategy overview

Throughout the year, we sought to maintain your fund’s overall credit quality at a level that was relatively higher than the market. We set this goal because the yield spread — or yield advantage — between high-yield issues and comparable Treasuries remained relatively narrow, with the average high-yield bond priced above par, or face value. We anticipated that the increases in short-term interest rates implemented by the Fed during the past two years would come to dampen economic growth and ultimately favor bonds with higher credit ratings. During the past six months, though, we made temporary adjustments to the portfolio to take advantage of favorable market conditions and tactically increased investments in lower-quality issues. We initiated significant investments in transportation bonds, particularly overweighting the finance companies of Ford and General Motors, and adding to assets in bonds issued by airlines, including Delta. These moves helped performance during the second half of the fund’s fiscal year.

Elsewhere, we increased the fund’s overweight position in the energy sector, believing it would continue to profit from sustained global demand for oil and natural gas amid a restricted supply. We were also attracted to new bond issues in information technology, and we have increased the fund’s allocation to bonds issued by paper and forest products companies to an overweight position, relative to the benchmark. We found these bonds to be attractively valued, and the companies benefited from falling raw materials prices. Areas we chose to underweight, relative to the benchmark, were finance, food and drugs, gaming and leisure, and utilities.

Your fund’s holdings

Merger-and-acquisitions activity drove the strong performance of several of your fund’s energy holdings, including securities issued by Neon Capital, Plains

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

Exploration, and PetroHawk. Other top performers from the energy sector included bonds issued by oil and gas exploration, production, and pipeline company El Paso. These bonds rallied as it appeared that the company’s corporate restructuring was destined for success. A larger-than-benchmark position in marketing firm Vertis Communications also bolstered returns, as the company’s management team continued to show improvements through its operational turnaround. Bonds issued by auto interior supplier Lear appreciated as the company refinanced its capital structure and tendered the fund’s holdings at attractive prices. Luggage company Samsonite’s bonds also gained in value because Samsonite, too, refinanced its capital structure, at a time when the company was flourishing. Finally, the fund benefited from our having avoided bonds issued by auto parts supplier Dura Automotive and bottled water company Le-Nature’s, both of which filed for bankruptcy protection during the period.

Given the overall strength of the high-yield market throughout the fiscal year, there were very few portfolio holdings that detracted from performance. In fact, our decision not to hold certain bonds ended up having a greater negative impact on performance than any bonds that were actually held in the portfolio. Among these were several distressed and defaulted securities that posted very strong performance. During previous periods, our decision to avoid these securities relative to the benchmark had meaningfully benefited the fund, but that was not the case during this fiscal year. One example was California-based independent power producer Calpine, whose bonds appreciated significantly during the past 12 months. Similar situations occurred with index components auto parts supplier Delphi and cable television provider Adelphia. While the fund benefited from holding Delta Airlines bonds during part of the period, it had an underweight position compared to the benchmark, and this also dampened relative returns.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 11/30/06. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Coupon (%) and maturity date	Industry

Neon Capital, Ltd. 144A (Cayman Islands) (3.4%)	1.105%, 2013	Asset-backed securities

CCH I, LLC/Capital Corp. (1.1%)	11%, 2015	Consumer staples

Neon Capital, Ltd. 144A (Cayman Islands) (0.7%)	1.686%, 2013	Asset-backed securities

General Motors Acceptance Corp. (0.7%)	7.75%, 2010	Consumer cyclicals

General Motors Acceptance Corp. (0.7%)	6.875%, 2012	Consumer cyclicals

General Motors Acceptance Corp. (0.7%)	6.75%, 2014	Consumer cyclicals

Qwest Corp. (0.6%)	8.875%, 2012	Communications services

Legrand SA (France) (0.6%)	8.5%, 2025	Capital goods

NRG Energy, Inc. (0.6%)	7.375%, 2016	Utilities and power

Idearc Inc. 144A (0.6%)	8%, 2016	Communications services

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

In our opinion, the fundamentals for the high-yield market remain generally favorable, although many market participants are trying to discern if weakness in the housing and automotive sectors might spread to other parts of the economy. Defaults are projected to rise, but we believe they will remain at historically low levels over the near term.

As we begin the 2007 fiscal year, we anticipate maintaining our current focus on the higher-quality tiers of the market. We believe this slightly defensive stance, coupled with our research team’s historical success at avoiding deteriorating credit situations, is likely to limit the fund’s exposure to defaults that may occur in the months ahead. Furthermore, with such large amounts of new supply, we will be very selective in evaluating new issuance as potential investments for the fund.

In recent reports, we’ve mentioned our belief that future returns in the high-yield market were likely to be generated mainly through interest income rather than capital appreciation or depreciation. At this juncture, we maintain our faith in this forecast. As a result, we continue to believe that the best way to pursue solid risk-adjusted returns is through a diversified portfolio of relatively high-quality bonds.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Your fund’s performance

This section shows your fund’s performance for periods ended November 30, 2006, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/06

	Class A		Class B		Class M		Class Y
(inception dates)	(3/25/86)		(5/16/94)		(12/1/94)		(12/31/98)
	NAV	POP	NAV	CDSC	NAV	POP	NAV

Annual average
(life of fund)	7.87%	7.67%	6.94%	6.94%	7.57%	7.40%	8.03%

10 years	66.00	59.70	53.53	53.53	62.74	57.52	71.09
Annual average	5.20	4.79	4.38	4.38	4.99	4.65	5.52

5 years	61.20	55.09	55.12	53.12	59.39	54.13	64.10
Annual average	10.02	9.17	9.18	8.89	9.77	9.04	10.41

3 years	30.54	25.63	27.73	24.73	29.70	25.44	31.54
Annual average	9.29	7.90	8.50	7.64	9.06	7.85	9.57

1 year	11.71	7.57	10.98	5.98	11.47	7.86	12.05

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 3.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Change in the value of a $10,000 investment ($9,625 after sales charge)

Cumulative total return from 11/30/96 to 11/30/06

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $15,353, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $15,752 at public offering price. A $10,000 investment in the fund’s class Y shares would have been valued at $17,109.

Comparative index returns For periods ended 11/30/06

		Lipper High
	JPMorgan Developed	Current Yield Funds
	High Yield Index	category average*

Annual average
(life of fund)	—†	7.22%

10 years	92.50%	70.28
Annual average	6.77	5.31

5 years	63.54	51.04
Annual average	10.34	8.53

3 years	29.09	25.62
Annual average	8.88	7.88

1 year	11.32	9.79

Index and Lipper results should be compared to fund performance at net asset value. † This index began operations on 12/31/94.

* Over the 1-, 3-, 5-, and 10-year periods ended 11/30/06, there were 461, 390, 315, and 116 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 11/30/06

Distributions		Class A	Class B	Class M		Class Y

Number		12	12	12		12

Income		$0.421	$0.373	$0.409		$0.433

Capital gains		—	—		—	—

Total		$0.421	$0.373	$0.409		$0.433

Share value:	NAV	POP	NAV	NAV	POP	NAV

11/30/05	$5.97	$6.20	$5.89	$5.98	$6.18	$6.08

11/30/06	6.22	6.46	6.14	6.23	6.44	6.35

Current return (end of period)
Current dividend rate	6.56%	6.32%	5.86%	6.36%	6.15%	6.61%

Current 30-day SEC yield[1,2]
(with expense limitation)	6.60	6.35	5.83	6.28	6.13	6.78

Current 30-day SEC yield[2]
(without expense limitation)	6.59	6.35	5.83	6.28	6.13	6.78

1 For a portion of the period, this fund limited expenses, without which yields would have been lower.

2 Based only on investment income, calculated using SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/06

	Class A	Class B		Class M		Class Y
(inception dates)	(3/25/86)	(5/16/94)		(12/1/94)		(12/31/98)
	NAV	POP	NAV	CDSC	NAV	POP	NAV

Annual average
(life of fund)	7.90%	7.70%	6.96%	6.96%	7.60%	7.43%	8.05%

10 years	65.97	59.70	53.11	53.11	62.70	57.34	71.05
Annual average	5.20	4.79	4.35	4.35	4.99	4.64	5.51

5 years	62.91	56.68	56.53	54.53	61.08	55.97	65.80
Annual average	10.25	9.40	9.38	9.09	10.00	9.30	10.64

3 years	28.82	24.05	26.03	23.03	27.99	23.86	29.82
Annual average	8.81	7.45	8.02	7.15	8.57	7.39	9.09

1 year	12.11	7.95	11.02	6.01	11.68	8.07	12.26

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam High Yield Advantage Fund from June 1, 2006, to November 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class M	Class Y

Expenses paid per $1,000*	$ 5.50	$ 9.38	$ 6.79	$ 4.21

Ending value (after expenses)	$1,070.30	$1,066.90	$1,069.10	$1,071.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2006, use the calculation method below. To find the value of your investment on June 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 06/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class M	Class Y

Expenses paid per $1,000*	$ 5.37	$ 9.15	$ 6.63	$ 4.10

Ending value (after expenses)	$1,019.75	$1,015.99	$1,018.50	$1,021.01

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class M	Class Y

Your fund’s annualized expense ratio*	1.06%	1.81%	1.31%	0.81%

Average annualized expense ratio for Lipper peer group†	1.12%	1.87%	1.37%	0.87%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, the expense ratio for each share class would have been lower.

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 9/30/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover
and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam High Yield Advantage Fund	46%	33%	53%	79%	60%

Lipper High Current Yield Funds category average	83%	73%	95%	98%	99%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on November 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 11/30/06.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2006. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income High-Yield Team. Paul Scanlon is the Portfolio Leader. Norman Boucher and Robert Salvin are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund. For a complete listing of the members of the Putnam Core Fixed-Income High-Yield Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of November 30, 2006, and November 30, 2005.

Trustee and Putnam employee fund ownership

As of November 30, 2006, all of the Trustees on the Board of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 130,000	$ 93,000,000

Putnam employees	$1,963,000	$437,000,000

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $620,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Group Chief Investment Officer of the fund’s broader investment category for his oversight responsibilities, calculated based on the fund assets he oversees taken as a percentage of the total assets he oversees. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Paul Scanlon is also a Portfolio Leader of Putnam Floating Rate Income Fund and Putnam High Yield Trust. He is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust.

Norman Boucher is also a Portfolio Member of Putnam High Yield Trust.

Robert Salvin is also a Portfolio Leader of Putnam High Income Securities Fund and a Portfolio Member of Putnam High Yield Trust.

Paul Scanlon, Norman Boucher, and Robert Salvin may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended November 30, 2006, Portfolio Member Geoffrey Kelley left your fund’s management team.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of November 30, 2006, and November 30, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006							•
Chief Technology Officer	2005							•

Joshua Brooks	2006							•
Deputy Head of Investments	2005							•

William Connolly	2006							•
Head of Retail Management	2005							•

Kevin Cronin	2006							•
Head of Investments	2005							•

Charles Haldeman, Jr.	2006							•
President and CEO	2005							•

Amrit Kanwal	2006						•
Chief Financial Officer	2005						•

Steven Krichmar	2006						•
Chief of Operations	2005							•

Francis McNamara, III	2006							•
General Counsel	2005							•

Jeffrey Peters	2006							•
Head of International Business	N/A

Richard Robie, III	2006						•
Chief Administrative Officer	2005						•

Edward Shadek	2006							•
Deputy Head of Investments	2005							•

Sandra Whiston	2006						•
Head of Institutional Management	2005						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 11/30/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POPperformance figures shown here assume the 3.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval
of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contract, effective July 1, 2006. (Because PIL is an affiliate of Putnam Management and Putnam Management remain fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below include reference to PIL as necessary or appropriate in the context.)

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry —that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 76th percentile in management fees and in the 48th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper High Current Yield Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

25th	23rd	30th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 435, 382, and 310 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper High Current Yield Funds category for the one-, five- and ten-year periods ended December 31, 2006, were 11%, 20%, and 56%, respectively. Over the one-, five- and ten-year periods ended December 31, 2006, the fund ranked 49 out of 458, 61 out of 316, and 67 out of 119 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the The Board of Trustees and Shareholders
Putnam High Yield Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Advantage Fund, including the fund’s portfolio, as of November 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2006 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam High Yield Advantage Fund as of November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 12, 2007

The fund’s portfolio 11/30/06

CORPORATE BONDS AND NOTES (88.0%)*

	Principal amount		Value

Advertising and Marketing
Services (0.3%)
Lamar Media Corp. company
guaranty 7 1/4s, 2013		$1,715,000	$1,723,575
Lamar Media Corp. 144A
sr. sub. notes 6 5/8s, 2015		760,000	738,150
			2,461,725

Automotive (6.4%)
ArvinMeritor, Inc. sr. unsecd.
notes 8 1/8s, 2015		380,000	365,750
Dana Corp. notes 5.85s, 2015		2,135,000	1,547,875
Ford Motor Co. notes 7.45s, 2031		2,700,000	2,136,375
Ford Motor Credit Corp.
notes 7 7/8s, 2010		3,630,000	3,646,502
Ford Motor Credit Corp.
notes 7 3/8s, 2009		3,015,000	3,009,956
Ford Motor Credit Corp.
sr. notes 9 7/8s, 2011		2,895,000	3,082,885
Ford Motor Credit Corp. 144A
sr. unsecd. notes 9 3/4s, 2010		1,970,000	2,091,525
General Motors Acceptance Corp.
notes 7 3/4s, 2010		5,565,000	5,825,843
General Motors Acceptance Corp.
notes 6 7/8s, 2012		5,420,000	5,585,473
General Motors Acceptance Corp.
notes 6 3/4s, 2014		5,215,000	5,347,581
General Motors Acceptance Corp.
sr. unsub. notes 5.85s, 2009		2,835,000	2,829,517
General Motors Corp. notes
7.2s, 2011		4,165,000	3,972,369
Lear Corp. company
guaranty Ser. B, 8.11s, 2009 (S)		2,430,000	2,560,613
Lear Corp. sr. notes
8 1/8s, 2008	EUR	1,945,000	2,700,215
Lear Corp. 144A sr. notes
8 1/2s, 2013		$1,865,000	1,848,681
Meritor Automotive, Inc.
notes 6.8s, 2009		282,000	273,893
Tenneco Automotive, Inc. company
guaranty 8 5/8s, 2014 (S)		1,205,000	1,223,075
TRW Automotive, Inc.
sr. notes 9 3/8s, 2013		440,000	471,900
TRW Automotive, Inc.
sr. sub. notes 11s, 2013		2,820,000	3,094,950
			51,614,978

Basic Materials (8.1%)
Abitibi-Consolidated, Inc.
debs. 8.85s, 2030 (Canada)		590,000	485,275
Abitibi-Consolidated, Inc.
notes 7 3/4s, 2011 (Canada)		1,285,000	1,153,288
Abitibi-Consolidated, Inc.
notes 6s, 2013 (Canada)		1,175,000	934,125
AK Steel Corp. company
guaranty 7 3/4s, 2012		3,785,000	3,766,075
BCP Crystal US Holdings Corp.
sr. sub. notes 9 5/8s, 2014		30,000	32,925

CORPORATE BONDS AND NOTES (88.0%)* continued

		Principal amount	Value

Basic Materials continued
Builders FirstSource, Inc. company
guaranty FRB 9.624s, 2012		$2,350,000	$2,303,000
Century Aluminum Co. company
guaranty 7 1/2s, 2014		1,135,000	1,143,513
Chaparral Steel Co. company
guaranty 10s, 2013		3,455,000	3,843,688
Chesapeake Corp.
sr. sub. notes 7s, 2014	EUR	450,000	562,435
Clondalkin Industries BV 144A
sr. notes 8s, 2014
(Netherlands)	EUR	640,000	899,524
Cognis Holding GmbH &
Co. 144A sr. notes 12.282s,
2015 (Germany) ‡‡	EUR	1,358,836	1,838,301
Corp/Hexion Nova Scotia
Finance ULC 144A sr. notes
9 3/4s, 2014		$2,810,000	2,852,150
Covalence Specialty Materials
Corp. 144A sr. sub. notes
10 1/4s, 2016		3,350,000	3,216,000
Crystal US Holdings, LLC sr. disc.
notes stepped-coupon Ser. A,
zero % (10s, 10/1/09), 2014 ††		4,505,000	3,806,725
Equistar Chemicals LP/Equistar
Funding Corp. company
guaranty 10 1/8s, 2008		2,455,000	2,608,438
Georgia-Pacific Corp.
debs. 9 1/2s, 2011		2,330,000	2,563,000
Gerdau Ameristeel Corp.
sr. notes 10 3/8s, 2011 (Canada)		475,000	510,625
Huntsman, LLC company
guaranty 11 5/8s, 2010		948,000	1,047,540
Jefferson Smurfit Corp. company
guaranty 8 1/4s, 2012		1,200,000	1,155,000
Jefferson Smurfit Corp. company
guaranty 7 1/2s, 2013		20,000	18,450
JSG Holding PLC 144A
sr. notes 11 1/2s, 2015
(Ireland) ‡‡	EUR	1,295,000	1,773,384
Lyondell Chemical Co. company
guaranty 8 1/4s, 2016		$940,000	977,600
Lyondell Chemical Co. company
guaranty 8s, 2014		1,505,000	1,552,031
MDP Acquisitions PLC
sr. notes 9 5/8s, 2012 (Ireland)		155,000	163,913
MDP Acquisitions PLC
sr. notes Ser. EUR, 10 1/8s,
2012 (Ireland)	EUR	145,000	210,137
Metals USA, Inc. sec.
notes 11 1/8s, 2015		$735,000	814,013
Momentive Performance
Materials, Inc. 144A
sr. notes 9 3/4s, 2014		2,110,000	2,115,275
Momentive Performance
Materials, Inc. 144A
sr. sub. notes 11 1/2s, 2016		705,000	695,306
Mosaic Co. (The) 144A
sr. notes 7 5/8s, 2016		1,115,000	1,140,088

CORPORATE BONDS AND NOTES (88.0%)* continued

	Principal amount		Value

Basic Materials continued
Mosaic Co. (The) 144A
sr. notes 7 3/8s, 2014		$670,000	$680,888
Nalco Co. sr. sub. notes
9s, 2013	EUR	765,000	1,109,668
Nalco Co. sr. sub. notes
8 7/8s, 2013		$10,000	10,575
Nell AF S.a.r.l. 144A
sr. notes 8 3/8s, 2015
(Luxembourg) (S)		1,485,000	1,520,269
Nell AF S.a.r.l. 144A
sr. notes 8 3/8s, 2015
(Luxembourg)	EUR	1,055,000	1,494,689
NewPage Corp. sec. notes
10s, 2012		$820,000	863,050
Newpage Holding Corp.
sr. notes 12.389s, 2013 ‡‡		795,000	771,150
Norske Skog Canada, Ltd.
company guaranty Ser. D,
8 5/8s, 2011 (Canada)		2,715,000	2,742,150
Novelis, Inc. 144A
sr. notes 7 1/4s, 2015		1,345,000	1,291,200
PCI Chemicals Canada sec.
sr. notes 10s, 2008 (Canada)		316,054	323,955
PQ Corp. company guaranty
7 1/2s, 2013		1,460,000	1,423,500
Rockwood Specialties
Group, Inc. company
guaranty 7 5/8s, 2014	EUR	1,680,000	2,375,717
Stone Container Corp.
sr. notes 9 3/4s, 2011		$385,000	397,513
Stone Container Corp.
sr. notes 8 3/8s, 2012		3,810,000	3,686,175
Stone Container Finance
company guaranty 7 3/8s,
2014 (Canada)		585,000	532,350
Ucar Finance, Inc. company
guaranty 10 1/4s, 2012		385,000	406,175
United States Steel, LLC
sr. notes 10 3/4s, 2008		1,524,000	1,657,350
Wheeling-Pittsburgh Steel Corp.
sr. notes Ser. A, 5s, 2011 ‡‡		280,632	218,893
Wheeling-Pittsburgh Steel Corp.
sr. notes Ser. B, 6s, 2010 ‡‡		159,303	124,256
			65,811,347

Beverage (0.2%)
Constellation Brands, Inc.
company guaranty Ser. B,
8s, 2008		1,640,000	1,678,950
Constellation Brands, Inc. sr. sub.
notes Ser. B, 8 1/8s, 2012		145,000	150,981
			1,829,931

Broadcasting (2.2%)
DirecTV Holdings, LLC company
guaranty 6 3/8s, 2015		3,975,000	3,835,875

CORPORATE BONDS AND NOTES (88.0%)* continued

	Principal amount	Value

Broadcasting continued
Echostar DBS Corp. company
guaranty 6 5/8s, 2014	$270,000	$261,900
Echostar DBS Corp.
sr. notes 6 3/8s, 2011	4,585,000	4,562,075
Echostar DBS Corp. 144A
sr. notes 7s, 2013	1,495,000	1,491,263
Ion Media Networks, Inc.
144A sec. FRN 11.624s, 2013	995,000	999,975
Ion Media Networks, Inc.
144A sec. FRN 8.624s, 2012	1,200,000	1,212,000
LIN Television Corp. company
guaranty Ser. B, 6 1/2s, 2013	500,000	475,000
Sirius Satellite Radio, Inc.
sr. unsecd. notes 9 5/8s, 2013	2,060,000	2,034,250
Young Broadcasting, Inc.
company guaranty 10s, 2011	2,322,000	2,194,290
Young Broadcasting, Inc.
sr. sub. notes 8 3/4s, 2014	1,065,000	915,900
		17,982,528

Building Materials (1.1%)
Associated Materials, Inc.
company guaranty 9 3/4s, 2012	930,000	950,925
Building Materials Corp.
company guaranty 8s, 2008	1,300,000	1,280,500
Goodman Global Holding Co.,
Inc. sr. notes FRN Ser. B,
8.329s, 2012	1,100,000	1,122,000
NTK Holdings, Inc. sr. disc.
notes zero %, 2014	3,050,000	2,104,500
Texas Industries, Inc. sr. unsecd.
notes 7 1/4s, 2013	1,480,000	1,494,800
THL Buildco, Inc. (Nortek
Holdings, Inc.) sr. sub. notes
8 1/2s, 2014	2,135,000	2,060,275
		9,013,000

Cable Television (2.8%)
Atlantic Broadband Finance, LLC
company guaranty 9 3/8s, 2014	1,530,000	1,539,563
CCH I Holdings, LLC company
guaranty stepped-coupon zero %
(12 1/8s, 1/15/07), 2015 ††	135,000	115,425
CCH I, LLC/Capital Corp. sec.
notes 11s, 2015	8,844,000	8,667,120
CCH II, LLC/Capital Corp.
sr. notes Ser. B, 10 1/4s, 2010	2,545,000	2,653,163
CCH, LLC/Capital Corp.
sr. notes 10 1/4s, 2010	515,000	538,175
CSC Holdings, Inc. debs.
7 5/8s, 2018	1,335,000	1,318,313
CSC Holdings, Inc. sr. notes
Ser. B, 7 5/8s, 2011	1,445,000	1,472,094
CSC Holdings, Inc. 144A
sr. notes 6 3/4s, 2012	2,635,000	2,588,888
NTL Cable PLC sr. notes 9 1/8s,
2016 (United Kingdom)	820,000	867,150

CORPORATE BONDS AND NOTES (88.0%)* continued

		Principal amount	Value

Cable Television continued
Rainbow National Services, LLC
144A sr. notes 8 3/4s, 2012		$2,445,000	$2,567,250
Rainbow National Services, LLC
144A sr. sub. debs. 10 3/8s, 2014		505,000	560,550
			22,887,691

Capital Goods (6.1%)
Alliant Techsystems, Inc.
sr. sub. notes 6 3/4s, 2016		1,650,000	1,633,500
Allied Waste North America, Inc.
company guaranty Ser. B,
8 1/2s, 2008		1,495,000	1,573,488
Amsted Industries, Inc. 144A
sr. notes 10 1/4s, 2011		3,290,000	3,503,850
Bombardier, Inc. 144A
sr. notes 8s, 2014 (Canada)		565,000	569,238
Browning-Ferris Industries, Inc.
sr. notes 6 3/8s, 2008		1,870,000	1,877,013
Crown Americas, LLC/Crown
Americas Capital Corp. sr.
notes 7 5/8s, 2013		1,975,000	2,024,375
Crown Euro Holdings SA
company guaranty 6 1/4s,
2011 (France)	EUR	2,335,000	3,227,728
Decrane Aircraft Holdings Co.
company guaranty zero %, 2008
(acquired 7/23/04,
cost $1,590,063) ‡		$4,847,000	3,465,605
Graham Packaging Co., Inc.
sub. notes 9 7/8s, 2014		2,420,000	2,395,800
Greenbrier Cos., Inc. company
guaranty 8 3/8s, 2015		1,990,000	2,019,850
Impress Holdings BV 144A sec.
FRN 8.512s, 2013 (Netherlands)		935,000	939,675
L-3 Communications Corp.
company guaranty 6 1/8s, 2013		1,965,000	1,945,350
L-3 Communications Corp.
sr. sub. notes 5 7/8s, 2015		575,000	557,750
L-3 Communications Corp.
sr. sub. notes Class B,
6 3/8s, 2015		2,460,000	2,441,550
Legrand SA debs. 8 1/2s,
2025 (France)		4,360,000	4,970,400
Manitowoc Co., Inc. (The)
company guaranty 10 1/2s, 2012		1,377,000	1,480,275
Milacron Escrow Corp. sec.
notes 11 1/2s, 2011		2,495,000	2,357,775
Owens Brockway Glass
Container, Inc. company
guaranty 6 3/4s, 2014	EUR	2,630,000	3,496,155
Owens-Brockway Glass
Container, Inc. company
guaranty 8 1/4s, 2013		$935,000	963,050
Ray Acquisition SCA 144A sec.
notes 9 3/8s, 2015 (France)	EUR	1,405,000	2,129,217
RBS Global, Inc. and Rexnord
Corp. 144A company guaranty
9 1/2s, 2014		$1,075,000	1,120,688

CORPORATE BONDS AND NOTES (88.0%)* continued

		Principal amount	Value

Capital Goods continued
RBS Global, Inc. and Rexnord
Corp. 144A sr. sub. notes 11
3/4s, 2016		$385,000	$405,213
Solo Cup Co. sr. sub. notes
8 1/2s, 2014		1,630,000	1,369,200
Tekni-Plex, Inc. 144A sec.
notes 10 7/8s, 2012		1,875,000	2,109,375
Terex Corp. company
guaranty 7 3/8s, 2014		935,000	949,025
			49,525,145

Commercial and Consumer Services (0.1%)
iPayment, Inc. 144A
sr. sub. notes 9 3/4s, 2014		735,000	751,538

Communication Services (8.1%)
American Cellular Corp. company
guaranty 9 1/2s, 2009		785,000	783,038
American Cellular Corp.
sr. notes Ser. B, 10s, 2011		1,410,000	1,487,550
American Tower Corp.
sr. notes 7 1/2s, 2012		1,300,000	1,339,000
American Towers, Inc. company
guaranty 7 1/4s, 2011		815,000	843,525
BCM Ireland Finance Ltd. 144A FRN
8.587s, 2016 (Cayman Islands)	EUR	630,000	866,525
Centennial Cellular
Operating Co., LLC company
guaranty 10 1/8s, 2013		$845,000	908,375
Centennial Communications Corp.
sr. notes 10s, 2013		1,275,000	1,332,375
Centennial Communications Corp.
sr. notes FRN 11.122s, 2013		420,000	438,900
Cincinnati Bell, Inc. company
guaranty 7s, 2015		885,000	873,938
Citizens Communications Co.
notes 9 1/4s, 2011		2,125,000	2,350,781
Cricket Communications, Inc. 144A
sr. notes 9 3/8s, 2014		1,715,000	1,753,588
Digicel, Ltd. 144A
sr. notes 9 1/4s, 2012 (Jamaica)		1,820,000	1,929,200
Dobson Cellular Systems sec.
notes 9 7/8s, 2012		1,625,000	1,763,125
Dobson Communications Corp.
sr. notes FRN 9.624s, 2012		855,000	871,031
Idearc Inc. 144A sr. notes 8s, 2016		4,875,000	4,954,219
Inmarsat Finance PLC company
guaranty stepped-coupon zero %
(10 3/8s, 11/15/08), 2012
(United Kingdom) ††		3,566,000	3,258,433
Intelsat Bermuda, Ltd. 144A
sr. notes 11 1/4s, 2016 (Bermuda)		3,835,000	4,204,119
Intelsat Subsidiary Holding Co.,
Ltd. company guaranty 8 5/8s,
2015 (Bermuda)		145,000	150,619
Intelsat Subsidiary Holding Co.,
Ltd. sr. notes 8 1/2s,
2013 (Bermuda)		1,265,000	1,288,719

CORPORATE BONDS AND NOTES (88.0%)* continued

	Principal amount	Value

Communication Services continued
iPCS, Inc. sr. notes 11 1/2s, 2012	$1,025,000	$1,140,313
Level 3 Communications, Inc.
sr. notes 11 1/2s, 2010	1,625,000	1,692,031
Level 3 Financing, Inc. company
guaranty FRB 11.8s, 2011	995,000	1,052,213
Level 3 Financing, Inc. 144A
sr. notes 9 1/4s, 2014	940,000	950,575
MetroPCS Wireless Inc. 144A
sr. notes 9 1/4s, 2014	1,740,000	1,768,275
Nordic Telephone Co. Holdings ApS
144A sr. notes 8 7/8s,
2016 (Denmark)	380,000	401,850
PanAmSat Corp. company
guaranty 9s, 2014	1,025,000	1,076,250
Qwest Communications
International, Inc. company
guaranty 7 1/2s, 2014	4,680,000	4,820,400
Qwest Corp. debs. 7 1/4s, 2025	1,135,000	1,163,375
Qwest Corp. notes 8 7/8s, 2012	4,675,000	5,206,781
Qwest Corp. sr. notes 7 5/8s, 2015	1,765,000	1,884,138
Rogers Wireless, Inc. sec.
notes 7 1/2s, 2015 (Canada)	1,090,000	1,155,400
Rogers Wireless, Inc.
sr. sub. notes 8s, 2012 (Canada)	1,360,000	1,441,600
Rural Cellular Corp.
sr. notes 9 7/8s, 2010	665,000	703,238
Rural Cellular Corp. sr. sub. FRN
11.121s, 2012	545,000	566,800
Rural Cellular Corp.
sr. sub. notes 9 3/4s, 2010	1,495,000	1,532,375
Syniverse Technologies, Inc.
sr. sub. notes Ser. B, 7 3/4s, 2013	1,330,000	1,293,425
Time Warner Telecom, Inc.
company guaranty 9 1/4s, 2014	1,605,000	1,709,325
Windstream Corp. 144A
sr. notes 8 5/8s, 2016	2,880,000	3,135,600
Windstream Corp. 144A
sr. notes 8 1/8s, 2013	1,530,000	1,656,225
		65,747,249

Consumer (0.6%)
Jostens IH Corp. company
guaranty 7 5/8s, 2012	4,540,000	4,585,400

Consumer Goods (2.5%)
Church & Dwight Co., Inc. company
guaranty 6s, 2012	1,805,000	1,741,825
Elizabeth Arden, Inc. company
guaranty 7 3/4s, 2014	2,215,000	2,203,925
Playtex Products, Inc. company
guaranty 9 3/8s, 2011	1,960,000	2,043,300
Playtex Products, Inc. sec.
notes 8s, 2011	3,505,000	3,662,725
Prestige Brands, Inc.
sr. sub. notes 9 1/4s, 2012	2,313,000	2,370,825
Remington Arms Co., Inc. company
guaranty 10 1/2s, 2011	1,590,000	1,502,550

CORPORATE BONDS AND NOTES (88.0%)* continued

	Principal amount	Value

Consumer Goods continued
Scotts Co. (The)
sr. sub. notes 6 5/8s, 2013	$1,030,000	$1,027,425
Spectrum Brands, Inc. company
guaranty 7 3/8s, 2015	4,755,000	4,006,088
Spectrum Brands, Inc.
sr. sub. notes 8 1/2s, 2013	1,550,000	1,387,250
		19,945,913

Consumer Services (0.8%)
Brand Services, Inc. company
guaranty 12s, 2012	2,745,000	3,064,106
Rental Services Corp. 144A
bonds 9 1/2s, 2014	750,000	759,375
United Rentals NA, Inc.
sr. sub. notes 7 3/4s, 2013	770,000	770,000
United Rentals NA, Inc.
sr. sub. notes 7s, 2014 (S)	1,945,000	1,886,650
		6,480,131

Energy (9.4%)
Arch Western Finance, LLC
sr. notes 6 3/4s, 2013	3,910,000	3,831,800
Bluewater Finance, Ltd. company
guaranty 10 1/4s, 2012
(Cayman Islands)	1,585,000	1,664,250
CHC Helicopter Corp.
sr. sub. notes 7 3/8s,
2014 (Canada)	3,325,000	3,216,938
Chesapeake Energy Corp.
sr. notes 7 1/2s, 2013	3,385,000	3,495,013
Chesapeake Energy Corp.
sr. notes 7s, 2014	1,125,000	1,130,625
Complete Production Services,
Inc. 144A sr. notes 8s, 2016	2,535,000	2,560,350
Compton Petroleum Corp.
company guaranty 7 5/8s,
2013 (Canada)	2,065,000	1,961,750
Comstock Resources, Inc.
sr. notes 6 7/8s, 2012	1,775,000	1,695,125
Denbury Resources, Inc.
sr. sub. notes 7 1/2s, 2015	1,065,000	1,080,975
Dresser-Rand Group, Inc.
company guaranty 7 3/8s, 2014	1,070,000	1,075,350
Encore Acquisition Co.
sr. sub. notes 6 1/4s, 2014	880,000	822,800
Encore Acquisition Co.
sr. sub. notes 6s, 2015	3,290,000	2,985,675
EXCO Resources, Inc. company
guaranty 7 1/4s, 2011	3,265,000	3,232,350
Forest Oil Corp. sr. notes 8s, 2011	2,365,000	2,459,600
Hanover Compressor Co.
sr. notes 9s, 2014	1,315,000	1,410,338
Hanover Equipment Trust sec.
notes Ser. B, 8 3/4s, 2011	645,000	672,413
Harvest Operations Corp.
sr. notes 7 7/8s, 2011 (Canada)	2,350,000	2,232,500

CORPORATE BONDS AND NOTES (88.0%)* continued

	Principal amount	Value

Energy continued
Hilcorp Energy I LP/Hilcorp
Finance Co. 144A sr. notes
9s, 2016	$770,000	$810,425
Hornbeck Offshore Services, Inc.
sr. notes Ser. B, 6 1/8s, 2014	955,000	897,700
Inergy LP/Inergy Finance Corp.
sr. notes 6 7/8s, 2014	3,750,000	3,637,500
Massey Energy Co.
sr. notes 6 5/8s, 2010	3,070,000	3,085,350
Newfield Exploration Co.
sr. notes 7 5/8s, 2011	3,120,000	3,256,500
Newfield Exploration Co.
sr. sub. notes 6 5/8s, 2014	2,095,000	2,095,000
Offshore Logistics, Inc. company
guaranty 6 1/8s, 2013	1,860,000	1,729,800
Oslo Seismic Services, Inc. 1st
mtge. 8.28s, 2011	1,735,637	1,781,933
Pacific Energy Partners/Pacific
Energy Finance Corp.
sr. notes 7 1/8s, 2014	1,350,000	1,397,250
Peabody Energy Corp. company
guaranty 7 3/8s, 2016	930,000	977,663
Peabody Energy Corp.
sr. notes 5 7/8s, 2016	2,610,000	2,492,550
PetroHawk Energy Corp. company
guaranty 9 1/8s, 2013	3,835,000	3,993,194
Pogo Producing Co.
sr. sub. notes 6 7/8s, 2017	2,040,000	1,953,300
Pogo Producing Co. 144A
sr. sub. notes 7 7/8s, 2013	955,000	978,875
Pride International, Inc.
sr. notes 7 3/8s, 2014	3,300,000	3,423,750
Quicksilver Resources, Inc.
company guaranty 7 1/8s, 2016	1,370,000	1,315,200
Sabine Pass LNG LP 144A sec.
notes 7 1/2s, 2016	1,900,000	1,902,375
Targa Resources, Inc. 144A company
guaranty 8 1/2s, 2013	2,115,000	2,136,150
Whiting Petroleum Corp. company
guaranty 7s, 2014	2,530,000	2,530,000
		75,922,367

Entertainment (1.8%)
AMC Entertainment, Inc. company
guaranty 11s, 2016	1,275,000	1,407,281
AMC Entertainment, Inc.
sr. sub. notes 8s, 2014	676,000	652,340
Avis Budget Care Rental, LLC 144A
sr. notes 7 3/4s, 2016	1,475,000	1,421,531
Avis Budget Care Rental, LLC 144A
sr. notes 7 5/8s, 2014	965,000	932,431
Cinemark USA, Inc.
sr. sub. notes 9s, 2013	550,000	572,000
Cinemark, Inc. sr. disc.
notes stepped-coupon zero %
(9 3/4s, 3/15/09), 2014 ††	3,565,000	2,923,300
Hertz Corp. 144A sr. notes
8 7/8s, 2014	1,940,000	2,012,750

CORPORATE BONDS AND NOTES (88.0%)* continued

	Principal amount	Value

Entertainment continued
Marquee Holdings, Inc. sr. disc.
notes stepped-coupon zero %
(12s, 8/15/09), 2014 ††	$1,840,000	$1,458,200
Six Flags, Inc. sr. notes 9
5/8s, 2014	1,515,000	1,384,331
Universal City Florida Holding
Co. sr. notes 8 3/8s, 2010	545,000	554,538
Universal City Florida Holding
Co. sr. notes FRN 10.121s, 2010	950,000	976,125
		14,294,827

Financial (0.7%)
Crescent Real Estate Equities LP
notes 7 1/2s, 2007 (R)	1,205,000	1,214,038
E*Trade Finance Corp.
sr. notes 8s, 2011	3,350,000	3,475,625
Finova Group, Inc. notes 7
1/2s, 2009	2,962,000	858,980
		5,548,643

Food (1.8%)
Archibald Candy Corp. company
guaranty 10s,
2007 (In default) (F) †	424,297	22,170
Chiquita Brands
International, Inc.
sr. notes 8 7/8s, 2015	290,000	269,700
Chiquita Brands
International, Inc.
sr. notes 7 1/2s, 2014	1,665,000	1,469,363
Dean Foods Co. company
guaranty 7s, 2016	2,365,000	2,415,256
Del Monte Corp. company
guaranty 6 3/4s, 2015	1,320,000	1,300,200
Del Monte Corp.
sr. sub. notes 8 5/8s, 2012	2,625,000	2,769,375
Nutro Products, Inc. 144A
sr. notes FRN 9.4s, 2013	780,000	803,400
Pinnacle Foods Holding Corp.
sr. sub. notes 8 1/4s, 2013	3,555,000	3,626,100
Swift & Co. company
guaranty 10 1/8s, 2009	1,325,000	1,364,750
Swift & Co.
sr. sub. notes 12 1/2s, 2010	770,000	789,250
		14,829,564

Gaming & Lottery (3.3%)
Boyd Gaming Corp.
sr. sub. notes 7 3/4s, 2012	545,000	562,031
Boyd Gaming Corp.
sr. sub. notes 7 1/8s, 2016	1,990,000	1,970,100
Boyd Gaming Corp.
sr. sub. notes 6 3/4s, 2014 (S)	440,000	436,150
MGM Mirage, Inc. company
guaranty 8 1/2s, 2010	1,670,000	1,782,725
MGM Mirage, Inc. company
guaranty 6s, 2009	3,320,000	3,311,700

CORPORATE BONDS AND NOTES (88.0%)* continued

	Principal amount	Value

Gaming & Lottery continued
Mirage Resorts, Inc. debs.
7 1/4s, 2017	$355,000	$347,013
Park Place Entertainment Corp.
sr. sub. notes 7 7/8s, 2010	1,575,000	1,618,313
Pinnacle Entertainment, Inc.
sr. sub. notes 8 1/4s, 2012	1,207,000	1,231,140
Resorts International Hotel and
Casino, Inc. company
guaranty 11 1/2s, 2009	2,110,000	2,152,200
Scientific Games Corp. company
guaranty 6 1/4s, 2012	2,215,000	2,143,013
Station Casinos, Inc.
sr. notes 6s, 2012	4,070,000	3,907,200
Station Casinos, Inc.
sr. sub. notes 6 7/8s, 2016	865,000	806,613
Trump Entertainment Resorts, Inc.
sec. notes 8 1/2s, 2015	4,000,000	3,970,000
Wynn Las Vegas, LLC/Wynn Las Vegas
Capital Corp. 1st mtge. 6 5/8s,
2014 (S)	2,310,000	2,275,350
		26,513,548

Health Care (5.9%)
Community Health Systems, Inc.
sr. sub. notes 6 1/2s, 2012	2,265,000	2,180,063
DaVita, Inc. company
guaranty 6 5/8s, 2013	1,605,000	1,592,963
Elan Finance PLC/Elan
Finance Corp. company
guaranty 7 3/4s, 2011 (Ireland)	1,240,000	1,205,900
HCA, Inc. sr. notes 7 7/8s, 2011	930,000	925,350
HCA, Inc. 144A sec. notes 9
5/8s, 2016 (S)	2,730,000	2,859,675
HCA, Inc. 144A sec. notes 9
1/4s, 2016	3,470,000	3,621,813
MedQuest, Inc. company
guaranty Ser. B, 11 7/8s, 2012	1,960,000	1,587,600
Omnicare, Inc.
sr. sub. notes 6 7/8s, 2015	510,000	498,525
Omnicare, Inc.
sr. sub. notes 6 1/8s, 2013	2,629,000	2,484,405
Psychiatric Solutions, Inc.
company guaranty 7 3/4s, 2015	2,080,000	2,064,400
Select Medical Corp. company
guaranty 7 5/8s, 2015	1,955,000	1,632,425
Service Corporation International
debs. 7 7/8s, 2013	1,185,000	1,233,881
Service Corporation International
sr. notes 8s, 2017	740,000	736,300
Service Corporation International
sr. notes 6 3/4s, 2016	2,650,000	2,603,625
Stewart Enterprises, Inc.
sr. notes 6 1/4s, 2013	3,010,000	2,867,025
Tenet Healthcare Corp.
notes 7 3/8s, 2013	2,925,000	2,669,063
Tenet Healthcare Corp.
sr. notes 9 7/8s, 2014	1,580,000	1,583,950

CORPORATE BONDS AND NOTES (88.0%)* continued

	Principal amount	Value

Health Care continued
Triad Hospitals, Inc.
sr. notes 7s, 2012	$2,455,000	$2,479,550
Triad Hospitals, Inc.
sr. sub. notes 7s, 2013	2,815,000	2,822,038
US Oncology, Inc. company
guaranty 9s, 2012	2,025,000	2,121,188
Vanguard Health Holding Co.
II, LLC sr. sub. notes 9s, 2014	3,040,000	3,040,000
Ventas Realty LP/Capital Corp.
company guaranty 9s, 2012 (R)	2,230,000	2,517,113
Ventas Realty LP/Capital Corp.
company guaranty 6 3/4s, 2010 (R)	865,000	886,625
Ventas Realty LP/Capital Corp.
sr. notes 6 5/8s, 2014 (R)	690,000	702,938
Ventas Realty LP/Capital Corp.
sr. notes 6 1/2s, 2016 (R)	850,000	859,563
		47,775,978

Homebuilding (0.9%)
Ashton Woods USA, LLC/Ashton
Woods Finance Co.
sr. sub. notes 9 1/2s, 2015	1,075,000	924,500
K. Hovnanian Enterprises, Inc.
company guaranty 8 7/8s, 2012	770,000	780,588
K. Hovnanian Enterprises, Inc.
company guaranty 7 3/4s, 2013	1,500,000	1,473,750
K. Hovnanian Enterprises, Inc.
sr. notes 6 1/2s, 2014	600,000	576,000
Meritage Homes Corp. company
guaranty 6 1/4s, 2015 (S)	800,000	740,000
Standard Pacific Corp.
sr. notes 7 3/4s, 2013	1,905,000	1,883,569
Standard Pacific Corp.
sr. notes 6 1/2s, 2008	545,000	544,319
		6,922,726

Household Furniture and Appliances (0.5%)
Sealy Mattress Co.
sr. sub. notes 8 1/4s, 2014 (S)	3,765,000	3,910,894

Lodging/Tourism (0.6%)
FelCor Lodging LP company
guaranty 8 1/2s, 2008 (R)	955,000	1,017,075
Host Marriott LP sr. notes Ser. M,
7s, 2012 (R)	2,955,000	2,999,325
Starwood Hotels & Resorts
Worldwide, Inc. debs. 7
3/8s, 2015	1,080,000	1,118,851
		5,135,251

Media (1.0%)
Affinion Group, Inc. company
guaranty 11 1/2s, 2015	1,340,000	1,413,700
Affinion Group, Inc. company
guaranty 10 1/8s, 2013	2,210,000	2,337,075
Affinity Group, Inc.
sr. sub. notes 9s, 2012	2,000,000	1,980,000

CORPORATE BONDS AND NOTES (88.0%)* continued

	Principal amount	Value

Media continued
Interpublic Group
of Companies, Inc. notes 6
1/4s, 2014	$495,000	$451,688
Nielsen Finance LLC/Nielsen
Finance Co. 144A sr. disc.
notes stepped-coupon zero %
(12 1/2s, 8/2/11),
2016 †† (Netherlands)	765,000	499,163
Nielsen Finance LLC/Nielsen
Finance Co. 144A sr. notes 10s,
2014 (Netherlands)	1,645,000	1,739,588
		8,421,214

Publishing (3.2%)
American Media, Inc. company
guaranty Ser. B, 10 1/4s, 2009	2,425,000	2,352,250
CanWest Media, Inc. company
guaranty 8s, 2012 (Canada)	1,691,600	1,746,577
Cenveo Corp.,
sr. sub. notes 7 7/8s, 2013	700,000	668,500
Dex Media West, LLC/Dex Media
Finance Co. sr. notes Ser. B,
8 1/2s, 2010	2,480,000	2,591,600
Dex Media, Inc. disc.
notes stepped-coupon zero % (9s,
11/15/08), 2013 ††	935,000	827,475
Dex Media, Inc. notes 8s, 2013	545,000	555,900
Houghton Mifflin Co.
sr. sub. notes 9 7/8s, 2013	2,520,000	2,753,100
PRIMEDIA, Inc. company
guaranty 8 7/8s, 2011	2,715,000	2,674,275
PRIMEDIA, Inc. sr. notes 8s, 2013	2,350,000	2,197,250
R.H. Donnelley Corp.
sr. notes Ser. A-3, 8 7/8s, 2016	1,540,000	1,617,000
R.H. Donnelley Corp. sr. disc.
notes Ser. A-2, 6 7/8s, 2013	1,545,000	1,479,338
R.H. Donnelley Corp.
sr. notes 6 7/8s, 2013	765,000	732,488
Reader’s Digest Association, Inc.
(The) sr. notes 6 1/2s, 2011	1,435,000	1,469,081
Vertis, Inc. company
guaranty Ser. B, 10 7/8s, 2009	3,290,000	3,265,325
Vertis, Inc. 144A
sub. notes 13 1/2s, 2009	1,435,000	1,284,325
		26,214,484

Restaurants (0.6%)
Buffets, Inc. 144A sr. unsec
12 1/2s, 2014	1,840,000	1,844,600
Sbarro, Inc. company
guaranty 11s, 2009	3,320,000	3,373,950
		5,218,550

Retail (2.5%)
Asbury Automotive Group, Inc.
sr. sub. notes 8s, 2014	1,925,000	1,939,438
Autonation, Inc. company
guaranty 7s, 2014	380,000	380,000

CORPORATE BONDS AND NOTES (88.0%)* continued

		Principal amount	Value

Retail continued
Autonation, Inc. company
guaranty FRB 7.374s, 2013		$590,000	$590,000
Bon-Ton Stores, Inc. (The) company
guaranty 10 1/4s, 2014		2,095,000	2,157,850
Burlington Coat Factory
Warehouse Corp. 144A
sr. notes 11 1/8s, 2014		1,945,000	1,930,413
Harry & David Holdings, Inc.
company guaranty 9s, 2013		970,000	936,050
Michaels Stores, Inc. 144A
sr. notes 10s, 2014		935,000	954,869
Michaels Stores, Inc. 144A
sr. sub. notes 11 3/8s, 2016		1,435,000	1,470,875
Movie Gallery, Inc. sr. unsecd.
notes 11s, 2012		840,000	592,200
Neiman-Marcus Group, Inc.
company guaranty 9s, 2015		3,585,000	3,885,244
Rite Aid Corp. company
guaranty 7 1/2s, 2015		1,325,000	1,272,000
Rite Aid Corp. sec. notes 8
1/8s, 2010		1,930,000	1,954,125
United Auto Group, Inc. 144A
sr. sub. notes 7 3/4s, 2016		1,690,000	1,702,675
Victoria ACQ II 144A sr.
unsecd. notes 11.217s, 2015
(Netherlands) ‡‡	EUR	477,357	654,487
			20,420,226

Technology (6.0%)
Advanced Micro Devices, Inc.
sr. notes 7 3/4s, 2012		$2,253,000	2,309,325
Amkor Technologies, Inc.
sr. notes 7 3/4s, 2013		1,910,000	1,790,625
Amkor Technologies, Inc.
sr. unsecd. notes 9 1/4s, 2016		955,000	940,675
Avago Technologies Finance
144A sr. notes 10 1/8s,
2013 (Singapore)		395,000	419,688
Avago Technologies Finance
144A sr. notes FRN 10.9s,
2013 (Singapore)		35,000	36,575
Celestica, Inc.
sr. sub. notes 7 7/8s, 2011
(Canada) (S)		750,000	751,875
Compucom Systems, Inc.
144A sr. notes 12s, 2014		1,580,000	1,627,400
Conexant Systems, Inc.
144A sec. FRN 9.126s, 2010		1,170,000	1,183,163
Freescale Semiconductor, Inc.
144A sr. notes 9 7/8s, 2014 ‡‡		1,970,000	1,970,000
Freescale Semiconductor, Inc.
144A sr. notes 8 7/8s, 2014		3,935,000	3,944,838
Freescale Semiconductor, Inc.
144A sr. sub. notes 10 1/8s, 2016		1,970,000	1,992,163
Iron Mountain, Inc. company
guaranty 8 3/4s, 2018		670,000	715,225
Iron Mountain, Inc. company
guaranty 8 5/8s, 2013		3,320,000	3,427,900

CORPORATE BONDS AND NOTES (88.0%)* continued

	Principal amount	Value

Technology continued
Iron Mountain, Inc.
sr. sub. notes 8 1/4s, 2011	$175,000	$176,750
Lucent Technologies, Inc.
debs. 6.45s, 2029	2,755,000	2,479,500
Lucent Technologies, Inc.
notes 5 1/2s, 2008	520,000	517,400
New ASAT Finance, Ltd. company
guaranty 9 1/4s, 2011
(Cayman Islands)	1,235,000	944,775
Nortel Networks, Ltd. 144A company
guaranty 10 3/4s, 2016 (Canada)	575,000	615,969
Nortel Networks, Ltd. 144A company
guaranty FRN 9.624s, 2011
(Canada)	1,770,000	1,836,375
NXP BV/NXP Funding, LLC 144A sec.
FRN 8.118s, 2013
(S) (Netherlands)	1,660,000	1,684,900
NXP BV/NXP Funding, LLC 144A sec.
notes 7 7/8s, 2014 (Netherlands)	2,685,000	2,758,838
Seagate Technology Hdd Holdings
company guaranty 6.8s, 2016
(Cayman Islands)	940,000	933,865
Serena Software, Inc. company
guaranty 10 3/8s, 2016	395,000	418,700
Solectron Global Finance Corp.
company guaranty 8s, 2016	790,000	801,850
SunGard Data Systems, Inc. company
guaranty 10 1/4s, 2015	2,506,000	2,656,360
SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013	4,256,000	4,463,480
UGS Capital Corp. II 144A
sr. notes 10.38s, 2011	780,000	822,900
UGS Corp. company guaranty
10s, 2012	1,080,000	1,177,200
Unisys Corp. sr. notes 8s, 2012	1,395,000	1,360,125
Xerox Corp. sr. notes 7 5/8s, 2013	605,000	639,304
Xerox Corp. sr. notes 6 7/8s, 2011	1,875,000	1,981,875
Xerox Corp. unsec.
sr. notes 6 3/4s, 2017	1,165,000	1,238,838
		48,618,456

Textiles (0.8%)
Levi Strauss & Co.
sr. notes 9 3/4s, 2015	3,140,000	3,355,875
Levi Strauss & Co.
sr. notes 8 7/8s, 2016	1,490,000	1,540,288
Oxford Industries, Inc.
sr. notes 8 7/8s, 2011	1,740,000	1,783,500
		6,679,663

Tire & Rubber (0.3%)
Goodyear Tire & Rubber Co. (The)
notes 8 1/2s, 2007	335,000	337,513
Goodyear Tire & Rubber Co. (The)
sr. notes 9s, 2015	710,000	725,975
Goodyear Tire & Rubber Co. (The)
144A sr. notes 8 5/8s, 2011	890,000	903,350
		1,966,838

CORPORATE BONDS AND NOTES (88.0%)* continued

	Principal amount	Value

Transportation (0.5%)
CalAir, LLC/CalAir Capital Corp.
company guaranty 8 1/8s, 2008	$3,085,000	$3,085,000
Delta Air Lines, Inc. notes
8.3s, 2029	1,920,000	1,142,400
		4,227,400

Utilities & Power (8.9%)
AES Corp. (The) 144A sec.
notes 9s, 2015	2,960,000	3,196,800
AES Corp. (The) 144A sec.
notes 8 3/4s, 2013	3,055,000	3,284,125
ANR Pipeline Co. debs. 9 5/8s, 2021	540,000	708,069
CMS Energy Corp. sr. notes
8.9s, 2008	870,000	910,238
CMS Energy Corp. sr. notes 8
1/2s, 2011	490,000	535,325
CMS Energy Corp. sr. notes 7
3/4s, 2010	740,000	782,550
Colorado Interstate Gas Co.
debs. 6.85s, 2037	1,430,000	1,501,137
Colorado Interstate Gas Co.
sr. notes 5.95s, 2015	405,000	397,706
Dynegy-Roseton Danskamme
company guaranty Ser. A,
7.27s, 2010	1,460,000	1,489,200
Dynegy-Roseton Danskamme
company guaranty Ser. B,
7.67s, 2016	2,180,000	2,239,950
Edison Mission Energy sr. unsec
7 3/4s, 2016	735,000	768,075
Edison Mission Energy sr. unsec
7 1/2s, 2013	885,000	918,188
El Paso Corp. notes 7 3/4s, 2010	745,000	778,525
El Paso Corp. sr. notes 8.05s,
2030 (S)	1,990,000	2,134,275
El Paso Corp. sr. notes
7 3/8s, 2012	1,600,000	1,644,000
El Paso Corp. sr. notes Ser. MTN,
7.8s, 2031	1,380,000	1,462,800
El Paso Natural Gas Co.
debs. 8 5/8s, 2022	765,000	914,839
El Paso Production Holding Co.
company guaranty 7 3/4s, 2013	4,150,000	4,300,438
Ferrellgas LP/Finance
sr. notes 6 3/4s, 2014	2,200,000	2,150,500
Midwest Generation, LLC sec.
sr. notes 8 3/4s, 2034	4,395,000	4,768,575
Mirant North America, LLC
company guaranty 7 3/8s, 2013	2,390,000	2,419,875
Mission Energy Holding Co. sec.
notes 13 1/2s, 2008	2,875,000	3,191,250
Monongahela Power Co. 1st mtge.
6.7s, 2014	1,320,000	1,419,058
Nevada Power Co. 2nd mtge.
9s, 2013	1,366,000	1,482,583
NRG Energy, Inc. company
guaranty 7 3/8s, 2017	935,000	933,831

CORPORATE BONDS AND NOTES (88.0%)* continued

	Principal amount	Value

Utilities & Power continued
NRG Energy, Inc. sr. notes 7
3/8s, 2016	$4,970,000	$4,970,000
Orion Power Holdings, Inc.
sr. notes 12s, 2010	2,285,000	2,587,763
SEMCO Energy, Inc.
sr. notes 7 3/4s, 2013	1,990,000	2,018,968
Sierra Pacific Power Co. general
ref. mtge. 6 1/4s, 2012	485,000	498,235
Sierra Pacific Resources
sr. notes 8 5/8s, 2014 (S)	1,630,000	1,760,129
Southern Union Co. jr. sub. FRN
7.2s, 2066	940,000	946,407
Teco Energy, Inc. notes 7.2s, 2011	680,000	717,400
Teco Energy, Inc. notes 7s, 2012	1,165,000	1,220,338
Teco Energy, Inc.
sr. notes 6 3/4s, 2015	140,000	145,600
Tennessee Gas Pipeline Co.
debs. 7s, 2028	305,000	323,333
Tennessee Gas Pipeline Co. unsec.
notes 7 1/2s, 2017	610,000	663,410
Transcontinental Gas
Pipeline Corp. debs. 7 1/4s, 2026	1,055,000	1,115,663
Utilicorp Canada Finance Corp.
company guaranty 7 3/4s,
2011 (Canada)	2,630,000	2,791,916
Utilicorp United, Inc.
sr. notes 9.95s, 2011	68,000	75,230
Williams Cos., Inc. (The)
notes 8 3/4s, 2032	2,150,000	2,413,375
Williams Cos., Inc. (The)
notes 7 3/4s, 2031	1,225,000	1,274,000
Williams Cos., Inc. (The)
notes 7 5/8s, 2019	3,075,000	3,259,500
Williams Cos., Inc. (The) 144A
notes 6 3/8s, 2010	700,000	701,750
York Power Funding 144A notes
12s, 2007 (Cayman Islands)
(In default) (F) †	1,732,251	144,470
		71,959,399

Total corporate bonds and notes (cost $707,352,249)		$713,216,604

ASSET-BACKED SECURITIES (4.3%)*

	Principal amount	Value

Asset Backed Securities Corp. Home
Equity Loan Trust 144A FRB
Ser. 06-HE2, Class M11,
7.82s, 2036	$205,000	$179,375
Neon Capital, Ltd. 144A
limited recourse sec.
notes Ser. 95, 2.319s, 2013
(Cayman Islands) (F) (g)	3,901,050	1,442,070
limited recourse sec.
notes Ser. 94, 1.686s, 2013
(Cayman Islands) (F) (g)	6,271,893	5,993,716

ASSET-BACKED SECURITIES (4.3%)* continued

	Principal amount	Value

Neon Capital, Ltd. 144A
limited recourse sec.
notes Ser. 97, 1.105s, 2013
(Cayman Islands) (F) (g)	$6,684,836	$27,592,737

Total asset-backed securities (cost $14,405,582)		$35,207,898

SENIOR LOANS (2.7%)* (c)

	Principal amount	Value

Burlington Coat Factory
Warehouse Corp. bank term loan
FRN Ser. B, 7.62s, 2013	$442,125	$435,616
Century Cable Holdings bank term
loan FRN 10 1/4s, 2009	2,290,000	2,233,993
Charter Communications bank term
loan FRN 8.005s, 2013	353,261	355,491
Community Health Systems, Inc.
bank term loan FRN Ser. B,
7.12s, 2011	59,400	59,379
Dana Corporation bank term loan
FRN 7.65s, 2008	450,000	450,094
Dex Media West, LLC/Dex Media
Finance Co. bank term loan FRN
Ser. B, 6 7/8s, 2010	259,953	258,772
Federal Mogul Corp. bank term loan
FRN Ser. A, 7.57s, 2007	1,165,000	1,144,127
Federal Mogul Corp. bank term loan
FRN Ser. B, 7.82s, 2007	2,700,000	2,654,999
Georgia-Pacific Corp. bank term
loan FRN Ser. C, 8.39s, 2014	1,100,000	1,102,363
Healthsouth Corp. bank term loan
FRN Ser. B, 8.62s, 2013	2,294,250	2,301,261
Leap Wireless International, Inc.
bank term loan FRN Ser. B,
8.117s, 2013	199,500	200,996
Mediacom Communications Corp.
bank term loan FRN Ser. C,
7.243s, 2015	1,234,375	1,229,746
Michaels Stores, Inc. bank term
loan FRN Ser. B, 8 3/8s, 2013	775,000	776,647
Neiman Marcus Group, Inc. bank
term loan FRN Ser. B,
7.641s, 2013	364,241	366,517
Novelis, Inc. bank term loan FRN
7.62s, 2012	145,891	146,073
Novelis, Inc. bank term loan FRN
Ser. B, 7.62s, 2012	253,389	253,706
Olympus Cable Holdings, LLC bank
term loan FRN Ser. B, 10
1/4s, 2010	1,670,000	1,629,554
Pinnacle Foods Holding Corp. bank
term loan FRN 7.372s, 2010	406,942	407,349
Sandridge Energy bank term loan
FRN 9.87s, 2013	2,900,000	2,914,500
Six Flags, Inc. bank term loan FRN
Ser. B, 8.62s, 2009	536,217	541,747
Trump Hotel & Casino Resort, Inc.

SENIOR LOANS (2.7%)* (c) continued

	Principal amount	Value

bank term loan FRN 5.62s, 2012 (U) $	210,000	$211,050
Trump Hotel & Casino Resort, Inc.
bank term loan FRN Ser. B-1,
8.03s, 2012	209,470	210,517
United Airlines bank term loan FRN
Ser. B, 9.12s, 2012	391,781	394,999
United Airlines bank term loan FRN
Ser. DD, 9 1/8s, 2012	55,969	56,428
VWR International, Inc. bank term
loan FRN Ser. B, 7.63s, 2011	26,173	26,222
Wesco Aircraft Hardware Corp. bank
term loan FRN 11 1/8s, 2014	1,050,000	1,071,000
Wesco Aircraft Hardware Corp. bank
term loan FRN 7.57s, 2013	400,000	402,000
Young Broadcasting, Inc. bank term
loan FRN Ser. B, 7.937s, 2012	80,246	80,021

Total senior loans (cost $21,808,244)		$21,915,167

COLLATERALIZED MORTGAGE OBLIGATIONS (0.7%)*

	Principal amount	Value

DLJ Commercial Mortgage Corp.
Ser. 98-CF2, Class B4, 6.04s, 2031	$493,418	$506,809
DLJ Commercial Mortgage Corp. 144A
Ser. 98-CF2, Class B5, 5.95s, 2031	1,581,791	1,523,660
GE Capital Commercial
Mortgage Corp. 144A
Ser. 00-1, Class F, 7.787s, 2033	257,000	276,579
Ser. 00-1, Class G, 6.131s, 2033	1,025,000	928,127
GMAC Commercial Mortgage
Securities, Inc. 144A Ser. 99-C3,
Class G, 6.974s, 2036	912,750	921,139
LB Commercial Conduit Mortgage
Trust 144A Ser. 99-C1, Class G,
6.41s, 2031	437,000	414,915
Mach One Commercial
Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040	1,000,000	850,812
Ser. 04-1A, Class K, 5.45s, 2040	365,000	297,601
Ser. 04-1A, Class L, 5.45s, 2040	165,000	123,518

Total collateralized mortgage obligations
(cost $4,800,437)		$5,843,160

CONVERTIBLE BONDS AND NOTES (0.7%)*

	Principal amount	Value

DRS Technologies, Inc.
144A cv. unsec. notes 2s, 2026	$3,085,000	$3,165,981
LIN Television Corp. cv. sr. sub. notes
2 1/2s, 2033	640,000	600,800
Sinclair Broadcast Group, Inc.
cv. sr. sub. notes stepped-coupon
4 7/8s (2s, 1/15/11) 2018 ††	1,060,000	959,300
Trinity Industries, Inc. cv. sub. notes
3 7/8s, 2036	1,060,000	1,113,000

Total convertible bonds and notes (cost $5,594,338)		$5,839,081

FOREIGN GOVERNMENT BONDS AND NOTES (0.2%)* (cost $1,571,684)

Principal amount		Value

Argentina (Republic of ) FRB
5.59s, 2012	$1,698,750	$1,583,823

SHORT-TERM INVESTMENTS (4.4%)*

Principal amount/shares		Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 5.27%
to 5.44% and due dates ranging
from December 1, 2006 to
January 19, 2006 (d)	$16,502,579	$16,469,745
Putnam Prime Money Market Fund (e)	19,297,587	19,297,587

Total short-term investments (cost $35,767,332)		$35,767,332

TOTAL INVESTMENTS
Total investments (cost $791,299,869)		$819,373,065

* Percentages indicated are based on net assets of $810,119,018.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 2006 was $3,465,605 or 0.4% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

(c) Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rate shown for senior loans are the current interest rates at November 30, 2006. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees.

(g) The notes are secured by debt and equity securities and equity participation agreements held by Neon Capital, Ltd.

 (R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at November 30, 2006.

(U) A portion of the position represents unfunded loan commitments (Note 7).

At November 30, 2006, liquid assets totaling $31,766,932 have been designated as collateral for open forward commitments and swap contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at November 30, 2006.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS TO BUY at 11/30/06

		Aggregate	Delivery	Unrealized
	Value	face value	date	depreciation

Canadian Dollar	$529,078	$539,120	1/17/07	$(10,042)

FORWARD CURRENCY CONTRACTS TO SELL at 11/30/06

		Aggregate	Delivery	Unrealized
	Value	face value	date	depreciation

Euro	$23,320,623	$22,616,875	12/20/06	$(703,748)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 11/30/06

			Fixed payments	Unrealized
Swap counterparty /	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
L-3 Communications
Corp. 7 5/8%, 6/15/12	$ 650,000	6/20/11	(90 bp)	$ (1,423)

Citibank, N.A.
Celestica, Inc. 7 7/8%,
7/1/11	1,000,000	9/20/11	285 bp	15,473

Ford Motor Co., 7.45%,
7/16/31	770,000	6/20/07	620 bp	28,390

Visteon Corp., 7%,
3/10/14	1,000,000	6/20/09	605 bp	67,440

CreditSuisse First Boston International
Ford Motor Co., 7.45%,
7/16/31	1,725,000	9/20/07	(487.5 bp)	(57,598)

Ford Motor Co., 7.45%,
7/16/31	2,090,000	9/20/08	725 bp	170,159

Ford Motor Co., 7.45%,
7/16/31	365,000	9/20/07	(485 bp)	(12,097)

Deutsche Bank AG
Ford Motor Co., 7.45%,
7/16/31	1,078,000	6/20/07	595 bp	37,730

Visteon Corp., 7%,
3/10/14	375,000	6/20/09	535 bp	18,991

Goldman Sachs Capital Markets, L.P.
Ford Motor Co., 7.45%,
7/16/31	770,000	6/20/07	630 bp	28,967

Goldman Sachs International
Any one of the
underlying securities
in the basket of BB
CMBS securities	1,485,000	(a)	2.46%	129,799

General Motors Corp.,
7 1/8%, 7/15/13	1,725,000	9/20/08	620 bp	138,135

General Motors Corp.,
7 1/8%, 7/15/13	1,725,000	9/20/07	(427.5 bp)	(57,027)

General Motors Corp.,
7 1/8%, 7/15/13	365,000	9/20/07	(425 bp)	(11,977)

General Motors Corp.,
7 1/8%, 7/15/13	365,000	9/20/08	620 bp	29,229

CREDIT DEFAULT CONTRACTS OUTSTANDING at 11/30/06 continued

			Fixed payments	Unrealized
Swap counterparty /	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	amount	date	fund per annum	(depreciation)

Goldman Sachs International continued
L-3 Communications
Corp. 7 5/8%, 6/15/12	$ 405,000	9/20/11	(108 bp)	$ (4,340)

Standard Pacific Corp.,
6 7/8%, 5/15/11	1,140,000	9/20/11	(353 bp)	(44,209)

United States Steel
Corp., 9 3/4%, 5/15/10	1,524,000	9/20/09	(65 bp)	(4,846)

JPMorgan Chase Bank, N.A.
Ford Motor Co., 7.45%,
7/16/31	770,000	6/20/07	635 bp	29,252

Ford Motor Co., 7.45%,
7/16/31	1,005,000	6/20/07	665 bp	40,432

Ford Motor Co., 7.45%,
7/16/31	295,000	9/20/07	(345 bp)	(5,697)

Ford Motor Co., 7.45%,
7/16/31	295,000	9/20/08	550 bp	15,532

General Motors Corp.,
7 1/8%, 7/15/13	295,000	9/20/07	(350 bp)	(7,469)

General Motors Corp.,
7 1/8%, 7/15/13	295,000	9/20/08	500 bp	17,260

Lehman Brothers Special Financing, Inc.
General Motors Corp.,
7 1/8%,7/15/13	2,005,000	12/20/06	750 bp	37,511

Merrill Lynch Capital Services, Inc.
Ford Motor Co., 7.45%,
7/16/31	860,000	9/20/07	(345 bp)	(16,607)

Ford Motor Co., 7.45%,
7/16/31	860,000	9/20/08	570 bp	48,504

General Motors Corp.,
7 1/8%, 7/15/13	1,205,000	9/20/07	(335 bp)	(28,716)

General Motors Corp.,
7 1/8%, 7/15/13	1,205,000	9/20/08	500 bp	70,505

Morgan Stanley Capital Services, Inc.
Ford Motor Co., 7.45%,
7/16/31	295,000	9/20/07	(345 bp)	(5,697)

Ford Motor Co., 7.45%,
7/16/31	295,000	9/20/08	560 bp	16,086

General Motors Corp.,
7 1/8%, 7/15/13	295,000	9/20/07	(335 bp)	(7,030)

General Motors Corp.,
7 1/8%, 7/15/13	295,000	9/20/08	500 bp	17,260

Nalco, Co.
7.75%,11/15/11	610,000	12/20/11	210 bp	6,844

Visteon Corp., 7%,
3/10/14	639,932	6/20/09	535 bp	32,406

Total				$731,172

* Payments related to the reference debt are made upon a credit default event.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 11/30/06

ASSETS

Investment in securities, at value, including $16,127,683 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $772,002,282)	$ 800,075,478
Affiliated issuers (identified cost $19,297,587) (Note 5)	19,297,587

Cash	4,498,375

Interest and other receivables	15,120,365

Receivable for shares of the fund sold	46,760

Receivable for securities sold	12,798,241

Receivable for closed forward currency contracts (Note 1)	28,411

Unrealized appreciation on swap contracts (Note 1)	995,905

Total assets	852,861,122

LIABILITIES

Payable for securities purchased	21,484,884

Payable for purchases of delayed delivery securities (Note 1)	213,692

Payable for shares of the fund repurchased	1,470,459

Payable for compensation of Manager (Notes 2 and 5)	1,347,409

Payable for investor servicing and custodian fees (Note 2)	69,887

Payable for Trustee compensation and expenses (Note 2)	226,771

Payable for administrative services (Note 2)	5,133

Payable for distribution fees (Note 2)	340,285

Payable for closed forward currency contracts (Note 1)	7,668

Payable for open forward currency contracts (Note 1)	713,790

Unrealized depreciation on swap contracts (Note 1)	264,733

Collateral on securities loaned, at value (Note 1)	16,469,745

Other accrued expenses	127,648

Total liabilities	42,742,104

Net assets	$ 810,119,018

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$ 2,060,325,664

Undistributed net investment income (Note 1)	8,928,869

Accumulated net realized loss on investments (Note 1)	(1,287,226,082)

Net unrealized appreciation of investments	28,090,567

Total — Representing net assets applicable to capital shares outstanding	$ 810,119,018

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($433,782,178 divided by 69,751,461 shares)	$6.22

Offering price per class A share (100/96.25 of $6.22)*	$6.46

Net asset value and offering price per class B share ($16,530,393 divided by 2,694,006 shares)**	$6.14

Net asset value and redemption price per class M share ($349,881,486 divided by 56,181,252 shares)	$6.23

Offering price per class M share (100/96.75 of $6.23)***	$6.44

Net asset value, offering price and redemption price per class Y share ($9,924,961divided by 1,562,990 shares)	$6.35

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 11/30/06

INVESTMENT INCOME

Interest (including interest income of $921,529 from investments in affiliated issuers) (Note 5)	$73,084,383

Securities lending	16,085

Total investment income	73,100,468

EXPENSES

Compensation of Manager (Note 2)	5,698,941

Investor servicing fees (Note 2)	701,060

Custodian fees (Note 2)	188,244

Trustee compensation and expenses (Note 2)	57,366

Administrative services (Note 2)	28,963

Distribution fees — Class A (Note 2)	1,103,354

Distribution fees — Class B (Note 2)	248,678

Distribution fees — Class M (Note 2)	1,953,046

Other	268,943

Non-recurring costs (Notes 2 and 8)	10,457

Costs assumed by Manager (Notes 2 and 8)	(10,457)

Fees waived and reimbursed by Manager or affiliate (Notes 5 and 8)	(93,277)

Total expenses	10,155,318

Expense reduction (Note 2)	(110,542)

Net expenses	10,044,776

Net investment income	63,055,692

Net realized loss on investments (Notes 1 and 3)	(5,789,928)

Net realized gain on swap contracts (Note 1)	999,465

Net realized gain on foreign currency transactions (Note 1)	39,860

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(1,559,946)

Net unrealized appreciation of investments and swap contracts during the year	37,497,271

Net gain on investments	31,186,722

Net increase in net assets resulting from operations	$94,242,414

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	11/30/06	11/30/05

Operations:
Net investment income	$ 63,055,692	$ 73,630,184

Net realized gain (loss) on investments and foreign currency transactions	(4,750,603)	16,319,420

Net unrealized appreciation (depreciation) of investments	35,937,325	(54,490,705)

Net increase in net assets resulting from operations	94,242,414	35,458,899

Distributions to shareholders: (Note 1)

From ordinary income

Net investment income

Class A	(30,716,391)	(30,773,043)

Class B	(1,640,684)	(5,287,382)

Class M	(26,501,892)	(32,426,583)

Class Y	(657,482)	(1,641,972)

Redemption fees (Note 1)	10,834	5,857

Decrease from capital share transactions (Note 4)	(162,931,570)	(234,795,304)

Total decrease in net assets	(128,194,771)	(269,459,528)

NET ASSETS

Beginning of year	938,313,789	1,207,773,317

End of year (including undistributed net investment income of $8,928,869 and $1,675,847, respectively)	$ 810,119,018	$ 938,313,789

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From				Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	From			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	return of	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	capital	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
November 30, 2006	$5.97	.45(d,e)	.22	.67	(.42)	—	(.42)	—(f)	$6.22	11.71	$433,782	1.04(d,e)	7.41(d,e)	45.62

November 30, 2005	6.16	.43(d)	(.21)	.22	(.41)	—	(.41)	—(f)	5.97	3.67	440,780	1.04(d)	7.07(d)	33.37
November 30, 2004	5.88	.43(d)	.29	.72	(.44)	—	(.44)	—(f)	6.16	12.72	484,372	1.07(d)	7.22(d)	53.33
November 30, 2003	5.17	.48	.73	1.21	(.50)	—	(.50)	—	5.88	24.65	507,140	1.03	8.61	78.78
November 30, 2002	5.84	.56	(.62)	(.06)	(.58)	(.03)	(.61)	—	5.17	(.93)	462,586	1.03	10.35	60.35

CLASS B
November 30, 2006	$5.89	.39(d,e)	.23	.62	(.37)	—	(.37)	—(f)	$6.14	10.98	$16,530	1.79(d,e)	6.69(d,e)	45.62
November 30, 2005	6.08	.38(d)	(.21)	.17	(.36)	—	(.36)	—(f)	5.89	2.91	46,602	1.79(d)	6.30(d)	33.37
November 30, 2004	5.81	.38(d)	.28	.66	(.39)	—	(.39)	—(f)	6.08	11.84	123,263	1.82(d)	6.50(d)	53.33
November 30, 2003	5.12	.43	.72	1.15	(.46)	—	(.46)	—	5.81	23.56	199,990	1.78	7.94	78.78
November 30, 2002	5.79	.52	(.62)	(.10)	(.54)	(.03)	(.57)	—	5.12	(1.71)	258,113	1.78	9.58	60.35

CLASS M
November 30, 2006	$5.98	.43(d,e)	.23	.66	(.41)	—	(.41)	—(f)	$6.23	11.47	$349,881	1.29(d,e)	7.17(d,e)	45.62
November 30, 2005	6.17	.41(d)	(.20)	.21	(.40)	—	(.40)	—(f)	5.98	3.46	430,521	1.29(d)	6.82(d)	33.37
November 30, 2004	5.89	.42(d)	.29	.71	(.43)	—	(.43)	—(f)	6.17	12.47	573,455	1.32(d)	6.98(d)	53.33
November 30, 2003	5.18	.47	.73	1.20	(.49)	—	(.49)	—	5.89	24.32	638,046	1.28	8.34	78.78
November 30, 2002	5.85	.55	(.62)	(.07)	(.57)	(.03)	(.60)	—	5.18	(1.15)	534,636	1.28	10.10	60.35

CLASS Y
November 30, 2006	$6.08	.47(d,e)	.23	.70	(.43)	—	(.43)	—(f)	$6.35	12.05	$9,925	.79(d,e)	7.63(d,e)	45.62
November 30, 2005	6.27	.45(d)	(.22)	.23	(.42)	—	(.42)	—(f)	6.08	3.80	20,411	.79(d)	7.31(d)	33.37
November 30, 2004	5.97	.45(d)	.30	.75	(.45)	—	(.45)	—(f)	6.27	13.09	26,684	.82(d)	7.46(d)	53.33
November 30, 2003	5.23	.50	.76	1.26	(.52)	—	(.52)	—	5.97	25.21	24,253.78		8.83	78.78
November 30, 2002	5.88	.59	(.62)	(.03)	(.59)	(.03)	(.62)	—	5.23	(.36)	15,562.78		10.60	60.35

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Market Fund during the period. As a result of such waivers, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts (Note 5):

	11/30/06	11/30/05	11/30/04

Class A	<0.01%	<0.01%	<0.01%

Class B	<0.01	<0.01	<0.01

Class M	<0.01	<0.01	<0.01

Class Y	<0.01	<0.01	<0.01

(e) Reflects a non-recurring accrual related to a reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended November 30, 2006 (Note 8).

(f) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 11/30/06

Note 1: Significant accounting policies

Putnam High Yield Advantage Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income primarily through a diversified portfolio of higher yielding, lower rated bonds that may have a higher rate of default. Capital growth is a secondary objective when consistent with the objective of high current income.

The fund offers class A, class B, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay contingent deferred sales charges. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. The expenses for class A, class B and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, and trust companies.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments and currency fluctuations, not present with domestic investments.

G) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At November 30, 2006, the value of securities loaned amounted to $16,127,683. The fund received cash collateral of $16,469,745 which is pooled with collateral of other Putnam funds into 48 issues of high grade short-term investments.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2006 , the fund had a capital loss carryover of $1,287,196,863 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration
$286,189,145	November 30, 2007

217,396,296	November 30, 2008

265,227,969	November 30, 2009

309,407,794	November 30, 2010

104,325,628	November 30, 2011

95,929,758	November 30, 2012

8,720,273	November 30, 2014

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of unrealized gains and losses on certain futures contracts, income on swap contracts and amortization and accretion. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 2006, the fund reclassified $3,713,779 to increase undistributed net investment income and $249,866 to increase paid-in-capital, with an increase to accumulated net realized losses of $3,963,645.

The tax basis components of distributable earnings and the federal tax cost as of November 30, 2006 were as follows:

Unrealized appreciation	$ 43,695,302
Unrealized depreciation	(15,567,925)
———————————————
Net unrealized appreciation	28,127,377
Undistributed ordinary income	9,451,734
Capital loss carryforward	(1,287,196,863)
Cost for federal income tax purposes	$ 791,245,688

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through November 30, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended November 30, 2006, Putnam Management did not waive any of its management fee from the fund.

For the year ended November 30, 2006, Putnam Management has assumed $10,457 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 8).

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC received fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended November 30, 2006, the fund incurred $889,304 for these services. State Street Bank and Trust Company will begin providing custodial functions for the fund’s assets in the subsequent period.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the year ended November 30, 2006, the fund’s expenses were reduced by $110,542 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $407, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended November 30, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $4,350 and $53 from the sale of class A and class M shares, respectively, and received $27,564 in contingent deferred sales charges from redemptions of class B shares.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended November 30, 2006, Putnam Retail Management, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the year ended November 30, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $379,785,951 and $538,678,321, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At November 30, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 11/30/06:
Shares sold	9,407,143	$ 56,566,960

Shares issued in connection with
reinvestment of distributions	3,340,140	20,100,869

	12,747,283	76,667,829

Shares repurchased	(16,874,475)	(101,829,737)

Net decrease	(4,127,192)	$ (25,161,908)

Year ended 11/30/05:
Shares sold	12,881,929	$ 77,924,293

Shares issued in connection with
reinvestment of distributions	3,196,210	19,308,372

	16,078,139	97,232,665

Shares repurchased	(20,821,208)	(126,075,192)

Net decrease	(4,743,069)	$ (28,842,527)

CLASS B	Shares	Amount

Year ended 11/30/06:
Shares sold	60,277	$ 358,109

Shares issued in connection with
reinvestment of distributions	154,421	915,469

	214,698	1,273,578

Shares repurchased	(5,434,629)	(32,208,035)

Net decrease	(5,219,931)	$ (30,934,457)

Year ended 11/30/05:
Shares sold	175,107	$ 1,031,918

Shares issued in connection with
reinvestment of distributions	509,385	3,066,719

	684,492	4,098,637

Shares repurchased	(13,033,290)	(77,858,699)

Net decrease	(12,348,798)	$(73,760,062)

CLASS M	Shares	Amount

Year ended 11/30/06:
Shares sold	728,276	$4,413,472

Shares issued in connection with
reinvestment of distributions	68,756	414,512

	797,032	4,827,984

Shares repurchased	(16,645,915)	(100,744,961)

Net decrease	(15,848,883)	$ (95,916,977)

Year ended 11/30/05:
Shares sold	4,504,839	$27,430,895

Shares issued in connection with
reinvestment of distributions	80,748	489,012

	4,585,587	27,919,907

Shares repurchased	(25,432,861)	(154,584,057)

Net decrease	(20,847,274)	$(126,664,150)

CLASS Y	Shares	Amount

Year ended 11/30/06:
Shares sold	215,290	$ 1,325,604

Shares issued in connection with
reinvestment of distributions	99,097	608,551

	314,387	1,934,155

Shares repurchased	(2,108,299)	(12,852,383)

Net decrease	(1,793,912)	$(10,918,228)

Year ended 11/30/05:
Shares sold	938,356	$5,832,772

Shares issued in connection with
reinvestment of distributions	266,800	1,641,972

	1,205,156	7,474,744

Shares repurchased	(2,105,532)	(13,003,309)

Net decrease	(900,376)	$(5,528,565)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended November 30, 2006, management fees paid were reduced by $22,186 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $921,529 for the year ended November 30, 2006. During the year ended November 30, 2006, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $277,678,911 and $280,892,019, respectively.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Unfunded loan commitments

As of November 30, 2006, the fund had unfunded loan commitments of $210,000, which could be extended at the option of the borrower, pursuant to the following loan agreement with the following borrower:

Borrower	Unfunded Commitments

Trump Hotel & Casino Resort, Inc.	$210,000

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (“SEC”) and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

In connection with a settlement between Putnam and the fund’s Trustees in September 2006, the fund received $71,091 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services. This amount is included in Fees waived and reimbursed by Manager or affiliate on the Statement of operations.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 9: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Federal tax information (Unaudited)

The Form 1099 you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc., a director of Interactive Data Corporation (a provider of financial market data, analytics, and related services to financial institutions and individual investors), and an advisor to RCM Capital Management (an investment management firm).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is founding Chairman of the Boston Options Exchange, the nation’s newest electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm. Since 2003, he has served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange, and is the youngest person in Exchange history to hold the title of President. Prior to serving as Amex President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2006, there were 107 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Principal Executive Officer, Associate
Treasurer, and Compliance Liaison
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004
Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002
Senior Managing Director, Putnam Investments

Janet C. Smith (Born 1965)
Vice President, Principal Accounting Officer and Assistant Treasurer
Since 2007
Managing Director, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007
Managing Director, Putnam Investments

Beth S. Mazor (Born 1958)
Vice President
Since 2002
Managing Director, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004
Managing Director, Putnam Investments and Putnam Management.
During 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation

Richard S. Robie, III (Born 1960)
Vice President
Since 2004
Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2003, Senior Vice President,
United Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004
Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

Charles A. Ruys de Perez (Born 1957)
Vice President and Chief Compliance Officer
Since 2004
Managing Director, Putnam Investments

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002
Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005

Nancy E. Florek (Born 1957)
Vice President, Assistant Clerk, Assistant Treasurer
and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*†

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*†
High Yield Trust*
Income Fund
Limited Duration Government Income Fund
Money Market Fund‡
U.S. Government Income Trust

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Florida, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† Closed to new investors.

‡ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily You can move money from one Putnam fund to another within the same class of shares without a service charge.

This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 1% redemption fee will be applied to shares exchanged or sold within 7 days of purchase, and, for certain funds, this fee applies on total assets redeemed or exchanged within 90 days of purchase.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Wanda M. McManus
Putnam Investment	George Putnam, III	Vice President, Senior Associate Treasurer
Management, LLC	President	and Assistant Clerk
One Post Office Square
Boston, MA 02109	Charles E. Porter	Nancy E. Florek
	Executive Vice President, Principal	Vice President, Assistant Clerk,
Investment Sub-Manager	Executive Officer, Associate Treasurer	Assistant Treasurer and Proxy Manager
Putnam Investments Limited	and Compliance Liaison
57–59 St. James’s Street
London, England SW1A 1LD	Jonathan S. Horwitz
Senior Vice President and Treasurer
Marketing Services
Putnam Retail Management	Steven D. Krichmar
One Post Office Square	Vice President and Principal Financial Officer
Boston, MA 02109
Janet C. Smith
Custodians	Vice President, Principal Accounting Officer
Putnam Fiduciary Trust Company,	and Assistant Treasurer
State Street Bank and Trust Company
Susan G. Malloy
Legal Counsel	Vice President and Assistant Treasurer
Ropes & Gray LLP
Beth S. Mazor
Independent Registered Public	Vice President
Accounting Firm
KPMG LLP	James P. Pappas
Vice President

Trustees	Richard S. Robie, III
John A. Hill, Chairman	Vice President
Jameson Adkins Baxter, Vice Chairman
Charles B. Curtis	Francis J. McNamara, III
Myra R. Drucker	Vice President and Chief Legal Officer
Charles E. Haldeman, Jr.
Paul L. Joskow	Charles A. Ruys de Perez
Elizabeth T. Kennan	Vice President and Chief Compliance Officer
Kenneth R. Leibler
Robert E. Patterson	Mark C. Trenchard
George Putnam, III	Vice President and BSA Compliance Officer
W. Thomas Stephens
Richard B. Worley	Judith Cohen
Vice President, Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam High Yield Advantage Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN032 239952 1/07

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) None

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler and Mr. Hill meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

November 30, 2006	$68,709*	$--	$3,265	$566
November 30, 2005	$47,936	$--	$3,636	$ -

* Includes fees of $8,344 billed by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal year ended November 30, 2006. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended November 30, 2006 and November 30, 2005, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $3,831 and $3,636 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to expense allocation methodology

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

November 30,
2006	$ -	$ -	$ -	$ -

November
30, 2005	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Yield Advantage Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: January 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter

Charles E. Porter
Principal Executive Officer

Date: January 26, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: January 26, 2007